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                                                                   EXHIBIT 10.51

                   STOCK SALE AND DEBT CANCELLATION AGREEMENT

          This agreement (the "Agreement") is made as of the 12th day of September, 2002 by and between CECO Filters, Inc., a Delaware corporation (the "Seller"), CECO Group, Inc., a Delaware corporation ("Group) and CECO Environmental Corp., a Delaware corporation (the "Purchaser").

          A. Purchaser currently owns ninety-three and ninety-five one hundredths percent (93.95%) of the issued and outstanding common stock of Seller.

          B.   Group is a wholly-owned subsidiary of Purchaser.

          C. The Seller is justly indebted to Purchaser and Group in an amount in excess of $3,153,644 (the "Debt").

          D. The Seller desires to sell 31,536,440 newly-issued shares of common stock (the "Shares") representing eighty-two and twelve one hundredths percent (82.12%) of the issued and outstanding shares of the common stock of the Seller immediately after the purchase and sale contemplated herein, in exchange for the cancellation of a certain portion of the Debt of Seller to Purchaser and Group.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the mutual representations, warranties and undertakings contained herein, the parties hereto agree as follows:

          1. Sale and Purchase of Shares. In accordance with the terms and subject to the conditions contained herein, the Purchaser hereby agrees to purchase from the Seller and the Seller hereby agrees to sell to the Purchaser the 31,536,440 Shares for a price of $0.10 per share and an aggregate of $3,153,644 in satisfaction of $3,153,644 of the Debt representing $3,044,423 owed by Seller to Group and $109,221 owed by Seller to Purchaser (the "Purchase Price").

          2.   The Closing.

               2.1 Delivery by Seller. At the closing (the "Closing") of the transaction contemplated herein, the Seller shall deliver to the Purchaser certificates representing the Shares ("Certificates") and the Purchaser and Group shall deliver to the Seller releases in the forms of Exhibit A and Exhibit B (the "Releases"). The Closing shall take place at such time and place as the Seller and Purchaser shall mutually agree.

          3. Representation and Warranties of the Seller. The Seller hereby represents and warrants to the Purchaser and Group as follows:

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               3.1  The Seller. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite right, power and authority necessary to own, lease and operate all of its property and to carry on its business as it is now being carried on. The Seller has taken all actions necessary to permit it lawfully to do business in all jurisdictions where it is currently conducting its business.

               3.2 Authority Relative to the Contracts. The Seller has the authority to enter into this Agreement. This Agreement has been duly executed and delivered by the Seller and is a valid and binding Agreement of the Seller enforceable in accordance with its terms, except as such enforcement is subject to bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally.

               3.3 No Violation or Conflict. Neither the execution nor the consummation of this Agreement by the Seller nor the consummation of the transactions contemplated herein, nor compliance by the Seller with any provisions hereof, will violate any provision of the certificate of incorporation or by-laws of the Seller or violate or result, with the giving of notice or lapse of time, or both, in a violation of or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon the property of the Seller pursuant to any provision of any contract, agreement, note, mortgage, lien, indenture, license, lease, other instrument, law, ordinance, regulation, arbitration, order, judgment or decree to which the Seller is a party or by which it, or its property is bound, or permit the termination of any agreement, instrument, lien, license, lease or mortgage to which the Seller is a party. The execution, delivery and performance of this Agreement and the consummation of transactions contemplated hereby and thereby will not (i) violate or conflict with any federal or state securities laws or regulations or any other statute or regulation, order, judgment, injunction award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon or applicable to the Seller or upon the securities, properties or business of the Seller; nor (ii) require the approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body or the approval or consent of any other person.

               3.4 Court Orders, Decrees and Laws. There is no outstanding or, to the Seller's knowledge threatened, order, writ, injunction or decree of any court, government agency or arbitrational tribunal against or affecting the Seller or any of its assets that would significantly interfere with the Seller's ability to consummate the transactions contemplated by this Agreement.

               3.5 Absence of Litigation. There is no action, suit, proceeding, claim, arbitration or investigation pending or, to the best knowledge of the Seller, threatened or contemplated by any person including, without limitation any governmental or regulatory agency, against the Seller or with respect to the assets of the Seller or which seeks to prohibit, restrict or delay consummation of this Agreement or the transactions contemplated hereby. There is no factual basis known to the Seller which is known to present a possibility for any such action, suit, proceeding, claim, arbitration or investigation.

               3.6 Encumbrances. The Shares when issued to the Purchaser will be free and clear of all liens, charges, encumbrances, security interests and claims whatsoever, including

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without limitation, pre-emptive rights or claims or rights under "buy-sell" or other similar agreements.

               3.7 Capitalization. Immediately prior to the closing of the purchase and sale of the Shares contemplated by this Agreement, the share capital of the Seller is as follows: the number of authorized, and issued and outstanding shares of capital stock of the Seller is 100,000,000 authorized shares consisting of 99,000,000 shares of common stock (the "Common Stock"), of which 6,867,667 are issued and outstanding and 1,000,000 of preferred stock, of which no shares are issued and outstanding. The outstanding shares of Common Stock are duly and validly authorized and issued, fully paid and non-assessable. Immediately after the closing of the purchase and sale of the shares contemplated by this Agreement, Seller will have 38,404,107 shares of common stock issued and outstanding. Other than this Agreement, there are no outstanding subscriptions, options, warrants, calls, commitments, or other rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Seller of any shares of its capital stock. The Seller is not a party or subject to any agreement or understanding, and, to the best of knowledge the Seller, there is no agreement or understanding between any persons and/or entities, which in either case affects or relates to the voting or giving of written consents with respect to any security or by a director of the Seller. There are no preemptive rights with respect to the issuance or sale of the Seller's capital stock. There are no restrictions on the transfer of the Seller's capital stock other than those arising from federal and state securities laws.

          4. Representations, Warranties and Covenants of the Purchaser. The Purchaser hereby represents and warrants to the Seller as follows:

               4.1 The Purchaser. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite right, power and authority necessary to own, lease and operate all of its property and to carry on its business as it is now being carried on. The Purchaser has taken all actions necessary to permit it lawfully to do business in all jurisdictions where it is currently conducting its business.

               4.2 Authority Relative to this Agreement. The Purchaser has the authority to enter into this Agreement. This Agreement has been duly executed and delivered, and is the legally valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as such enforcement is subject to bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally.

               4.3 No Violation or Conflict. Neither the execution nor the consummation of this Agreement by the Purchaser nor the consummation of the transactions contemplated herein, nor compliance by the Purchaser with any provisions hereof, will violate any provision of the certificate of incorporation or by-laws of the Purchaser or violate or result, with the giving of notice or lapse of time, or both, in a violation of or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon the property of the Purchaser pursuant to any provision of any contract, agreement, note, mortgage, lien, indenture, license, lease, other instrument, law, ordinance, regulation, arbitration, order, judgment or decree to which the Purchaser is a party or by which it, or its property is bound, or permit the

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termination of any agreement, instrument, lien, license, lease or mortgage to which the Purchaser is a party.

               4.4 Court Orders, Decrees and Laws. There is no outstanding, or to the Purchaser's knowledge threatened, order, writ, injunction or decree of any court, government agency or arbitrational tribunal against or affecting the Purchaser or any of its assets that would significantly interfere with the Purchaser's ability to consummate the transactions contemplated by this Agreement.

               4.5 Fully Informed. Purchaser is the majority shareholder of the Company and (i) has full access to all Company books and records, (ii) has full knowledge of the Company's affairs, and (iii) is fully satisfied that it is an informed purchaser.

               4.6 Ownership of Debt. The Purchaser has good and marketable title to the Debt and has neither transferred nor assigned it. The Debt is not evidenced by a promissory note or any other negotiable or written instrument.

          5. Representations, Warranties and Covenants of Group. Group hereby represents and warrants to the Seller as follows:

               5.1 Group. Group is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite right, power and authority necessary to own, lease and operate all of its property and to carry on its business as it is now being carried on. Group has taken all actions necessary to permit it lawfully to do business in all jurisdictions where it is currently conducting its business.

               5.2 Authority Relative to this Agreement. Group has the authority to enter into this Agreement. This Agreement has been duly executed and delivered, and is the legally valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as such enforcement is subject to bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally.

               5.3 No Violation or Conflict. Neither the execution nor the consummation of this Agreement by Group nor the consummation of the transactions contemplated herein, nor compliance by Group with any provisions hereof, will violate any provision of the certificate of incorporation or by-laws of Group or violate or result, with the giving of notice or lapse of time, or both, in a violation of or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon the property of Group pursuant to any provision of any contract, agreement, note, mortgage, lien, indenture, license, lease, other instrument, law, ordinance, regulation, arbitration, order, judgment or decree to which Group is a party or by which it, or its property is bound, or permit the termination of any agreement, instrument, lien, license, lease or mortgage to which Group is a party.

               5.4 Court Orders, Decrees and Laws. There is no outstanding, or to Group's knowledge threatened, order, writ, injunction or decree of any court, government agency or

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arbitrational tribunal against or affecting Group or any of its assets that would significantly interfere with Group's ability to consummate the transactions contemplated by this Agreement.

          6. Conditions Precedent to Obligations of the Purchaser and Group. Consummation of the transaction contemplated hereby on the parts of the Purchaser and Group is subject to the fulfillment, to the reasonable satisfaction of the Purchaser and Group of each of the following conditions:

               6.1 Representations True at Closing. The representations and warranties of the Seller contained in Section 3 of this Agreement shall be true in all material respects on the date hereof and at the time of the delivery of the Certificates and the Release.

               6.2 Litigation. No litigation or proceeding shall be pending or threatened to restrain, set aside or invalidate the transactions contemplated by this Agreement.

               6.3 Resolutions. Copies of the resolutions of the directors of the Seller authorizing the execution, delivery and performance of this Agreement and the transactions contemplated shall be delivered to Purchaser at or prior to the Closing.

          7.0 Conditions Precedent to Obligations of the Seller. Consummation of the transactions contemplated hereby on the part of the Seller is subject to the fulfillment, to the reasonable satisfaction of the Seller of each of the following conditions:

               7.1 Representations True at Closing. The Purchaser's and Group's respective representations and warranties contained in Section 4 and Section 5 of this Agreement shall be true in all material respects at the date hereof and at the time of the delivery of the Certificates and the Releases.

               7.2 Litigation. No litigation or proceeding shall be pending or threatened to restrain, set aside or invalidate the transactions contemplated by this Agreement.

               7.3 Resolutions. Copies of the resolutions of the directors of the Purchaser and Group authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby shall be delivered to Seller at or prior to the Closing.

          8.0 Survival of Representations, Warranties, Covenants and Agreements. All warranties, representations, covenants and agreements made hereunder shall survive the Closing for a period of 18 months.

          9. Miscellaneous. It is the understanding of the parties hereto that:

               9.1 Waiver. Any party may, at its option, waive in writing any or all of the conditions herein contained to which its obligations hereunder are subject. Only written waivers are valid.

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               9.2  Expenses. Each party hereto shall bear its own expenses in connection with this Agreement and the transactions contemplated herein.

               9.3 Entire Agreement. This Agreement sets forth the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. This Agreement shall not be modified or amended except by written agreement of the parties hereto. Captions appearing in this Agreement are for convenience only and shall not be deemed to explain, limit or amplify the provisions or contents hereof.

               9.4 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be deemed modified in a legally permissible manner so as to give maximum effect to the intention of the parties and the economic arrangements to which they agreed.

               9.5 Binding Effect; Assignment. All the terms, provisions, covenants and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective heirs and successors. This Agreement and the rights and obligations of the parties hereto shall not be assigned or delegated by any party hereto without the written consent of the other parties hereto.

               9.6 Notices. Any notice or other instrument or thing required or permitted to be given, served or delivered to any of the parties hereto shall be in writing and shall be considered given when hand-delivered to the recipient or when deposited with the U.S. Postal Service, using certified mail, postage prepaid, addressed to the recipient at:

               The Seller:

                    CECO ENVIRONMENTAL CORP.
                    3120 Forrer Street
                    Cincinnati, OH  45209
                    Attention: Marshall Morris

               The Purchaser:

                    CECO FILTERS, INC.
                    3120 Forrer Street
                    Cincinnati, OH 45209

               Group:

                    CECO GROUP, INC.
                    3120 Forrer Street
                    Cincinnati, OH  45209
                    Attention: Marshall Morris

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or at such other address as a party may designate to another party in accordance with the terms of this Section 9.6.

               9.7 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to its rules governing conflicts of laws) of the State of Delaware.

               9.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               9.9 Legend. A legend substantially in the following form will be placed on the certificate representing the Shares:

               "The securities represented hereby have not been registered under the Securities Act of 1933 (the "Act") or the securities laws of any state. Such securities may not be offered for sale, sold, transferred, pledged or hypothecated in the absence of effective registration statements covering such shares under the Act any applicable state securities laws, or, if requested by the issuer, an opinion of counsel satisfactory to the issuer that such registration is not required."

               9.10 Recitals. The recitals to this Agreement are incorporated into this Agreement.

                            [signature page follows]

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               IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first set forth above.

                                        CECO FILTERS, INC.

                                        By: /s/ Michael Meyer
                                            -----------------

                                            Its: President

                                        CECO GROUP, INC.

                                        By: /s/ Marshall J. Morris
                                            ----------------------

                                            Its: CFO

                                        CECO ENVIRONMENTAL CORP.

                                        By: /s/ Richard J. Blum
                                            -------------------

                                            Its: President

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                                    EXHIBIT A

          CECO Environmental Corp. ("CECO") hereby releases CECO Filters, Inc., a Delaware corporation ("Filters"), from all liability with respect to a portion of that certain indebtedness of $109,221 (the "Debt") owed to CECO. This release covers principal of $109,221, and does not include debt of Filters to CECO that remains outstanding as of the date hereof in the principal amount of $500,000, which amount bears interest at 10% per annum.

          The undersigned hereby agrees to execute such other documents and to do such other acts as Filters may reasonably request in order to more fully carry out the foregoing release.

          IN WITNESS WHEREOF, the undersigned caused this Agreement to be executed as of this ______ day of __________, 2002.

                                        CECO ENVIRONMENTAL CORP.

                                        By:    /s/ Richard J. Blum
                                               -------------------

                                        Title: President

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                                    EXHIBIT B

          CECO Group, Inc. ("Group") hereby releases CECO Filters, Inc., a Delaware corporation ("Filters"), from all liability with respect to a portion of that certain indebtedness of $3,044,423 (the "Debt") owed to GROUP. This release covers principal of $3,044,423. There is no debt of Filters to GROUP that remains outstanding after the release of said amount as of the date hereof.

          The undersigned hereby agrees to execute such other documents and to do such other acts as Filters may reasonably request in order to more fully carry out the foregoing release.

          IN WITNESS WHEREOF, the undersigned caused this Agreement to be executed as of this ______ day of ___________, 2002.

                                        CECO GROUP, INC.

                                        By:    /s/ Marshall J. Morris
                                               ----------------------

                                        Title: CFO

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